UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2012

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LEGEND INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-32551	23-3067904
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office) (Zip Code)

61-3-8532-2866
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:                   Entry into a Material Definitive Agreement

Effective as of February 7, 2012, Legend International Holdings, Inc., a Delaware corporation (the “Company”) entered into a convertible note purchase agreement (the “Convertible Note Agreement”), by and among the Company, its wholly-owned subsidiary, Paradise Phosphate Pty Limited (“Paradise”) and two Australian investment funds, pursuant to which Paradise shall issue up to $7.5 million in principal amount of  notes due 12 months from the issue date (the “Notes”), which shall bear interest at a nominal rate of 15% per annum (the actual amount of effective interest depends upon the event that triggers repayment) and shall in circumstances described in the agreement be convertible into ordinary shares of Paradise at a conversion rate of $0.50 per share (subject to adjustment pursuant to a formula set forth in the Note Agreement).  The description of the transactions that is contained in this Form 8-K is qualified in its entirety to the text of the Convertible Note Agreement and other transaction documents that are filed as exhibits hereto.

Asset Sale Agreement

As a key requirement to obtain the debt funding referred to in the Convertible Note Agreement described herein, Legend has agreed to transfer all its right, title and interest in its Phosphate Tenements and related rights and intellectual property (“the Phosphate Assets”) to Paradise in exchange for all of the issued and outstanding shares of Paradise.

Convertible Note Agreement

This is the key document in respect of the provision of the debt funding by the lenders.

In summary:

The lenders will provide $7.5 million to Paradise repayable 12 months from the completion date of the agreement.

If, within 12 months of the completion date of the agreement Paradise conducts a public offering of securities in Australia to raise at least $20 - $30 million (the minimum alters depending upon the price of the securities offered) and lists those securities on the Australian Securities Exchange, then the lenders debt converts automatically to shares in Paradise in accordance with the formula provided in the agreement.

The loan funds will become, in effect, immediately repayable to the lenders if any of the listed default events occur (for e.g. a breach of the agreement or Paradise is placed under external administration).  In key circumstances, (e.g. a breach of the agreement), there is, in effect, a right to pay out the liability within 45 days before the lenders can act to recover their monies by recourse to their security over the Phosphate Assets.

If all or substantially all of the Phosphate Assets are to be sold, or Legend is to sell shares in Paradise (prior to a public offering) or if no public offering occurs within 12 months of the completion date of the agreement, then this will trigger an obligation to pay out the lenders with a similar benefit calculated as to what the lenders would have received if a public offering had occurred.

Legend’s liability to the lenders is limited to the Phosphate Assets (so long as it remains the legal owner pending finalisation of the transfer to Paradise) and the assets of Paradise itself.  Legend’s other assets are not available to the lenders to satisfy any liability to the lenders.

Mining Mortgage

The phosphate project has two granted mine leases, ML 90190 and ML 90191.  These will be covered by the Mining Mortgage and give the lenders (where it becomes entitled to) the right to take possession of and sell/transfer those mine leases to satisfy any monies owed to them but unpaid in accordance with the terms of the Convertible Note Agreement.

Security Agreement

This agreement provides, in effect a charge over these mining tenements and associated rights in favour of the lenders which can be used to satisfy any liability owed to them but not paid in accordance with the terms of the Convertible Note Agreement.

Share Mortgage

The lenders have also been granted a mortgage over the shares Legend holds in Paradise to give them the ability to recover their monies in the event of default.

Security Trust Deed

As there are two lenders they have appointed (and Legend and Paradise have agreed to them so appointing) pursuant to this Deed, a trustee to act on their behalf should they be required to enforce any of the securities.

Paradise Mortgage

Upon the transfer of the two mining leases being finalised the Mining Mortgage and Security Agreement granted by Legend in respect of the Phosphate Assets will cease to be of any value to the Lenders.  If applicable, at that time the Legend Mortgage will be replaced by the mortgage granted by Paradise over the same mining leases.

Paradise General Security Agreements

Paradise has given a charge in favour of the Lenders over all its assets.  This provides the Lender security over the Phosphate Assets during and after the transfer process.

Services Agreement

Legend will continue to provide management, technical and administrative support to Paradise and will for an interim period provide some plant, equipment and facilities in Queensland for Paradise’s use at cost.

Item 2.03                   Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Refer Item 1.01.

Item 9.01:                   Financial Statement and Exhibits

99.1	Press Release dated February 13, 2012

99.2	Asset Sale Agreement dated February 7, 2012 between Legend International Holdings, Inc and Paradise Phosphate Pty Ltd.

99.3	Service Deed dated February 7, 2012 between Legend International Holdings, Inc and Paradise Phosphate Pty Ltd.

99.4
Convertible Note Agreement dated February 7, 2012 between Legend International Holdings, Inc, Paradise Phosphate Pty Ltd, and Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 1 and Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 2.

99.5	Security Agreement dated February 7, 2012 between Legend International Holdings, Inc and Acorn Capital Limited.

99.6	Mining Mortgage dated February 7, 2012 between Legend International Holdings, Inc and Acorn Capital Limited.

99.7	Mining Mortgage dated February 7, 2012 between Paradise Phosphate Pty Ltd and Acorn Capital Limited.

99.8	Share Mortgage dated February 7, 2012 between Legend International Holdings, Inc and Acorn Capital Limited.

99.9	General Security Agreement dated February 7, 2012 between Paradise Phosphate Pty Ltd and Acorn Capital Limited.

99.10
Security Trust Deed dated February 7, 2012 between Legend International Holdings, Inc, Paradise Phosphate Pty Ltd, Acorn Capital Limited, and Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 1 and Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.

By:	/s/ Peter Lee
Peter Lee Secretary

Date:  February 13, 2012